CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Accounts receivable	$ 1,110	$ 681
Accounts payable and accrued expenses	51,226	31,520
Accrued expenses and other current liabilities	$ 10,279	$ 6,892
Common Stock, No Par Value	$ 0	$ 0
Common Stock, Shares Authorized	300,000,000	300,000,000
Common Stock, Shares, Issued	169,131,268	165,773,914
Common Stock, Shares, Outstanding	169,131,268	165,773,914